Credit Suisse 9th Annual Industrials Conference December 1, 2021

DISCLAIMER Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding projected financial and performance information for the fourth quarter and full year 2021, expectations and timing related to production, customer acquisition and order metrics, and Xos, Inc.’s (“Xos”) long-term strategy and future growth. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) Xos’ ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, (ii) Xos’ limited operating history, (iii) cost increases and delays in production due to supply chain shortages in the components needed for the production of Xos’ vehicle chassis and battery system, (iv) Xos’ ability to meet production milestones and fulfill backlog orders, (v) changes in the industries in which Xos operates, (vi) variations in operating performance across competitors, (vii) changes in laws and regulations affecting Xos’ business, (viii) Xos’ ability to implement its business plan or meet or exceed its financial projections (ix) Xos’ ability to retain key personnel and hire additional personnel, particularly in light of current and potential labor shortages, (x) the risk of downturns and a changing regulatory landscape in the highly competitive electric vehicle industry and (xi) the outcome of any legal proceedings that may be instituted against Xos. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” included in Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2021 and Xos’ other filings with the SEC, copies of which may be obtained by visiting Xos’ Investors Relations website at https://investors.xostrucks.com/ or the SEC's website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Xos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Xos does not give any assurance that it will achieve its expectations. © Copyright Xos Inc. 2021. All rights reserved. 02

DISCLAIMER CONTINUED Non-GAAP Financial Measures The financial information in this presentation has been presented in accordance with United States generally accepted accounting principles (“GAAP”) as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include Operating Cash Flow less CapEx (Free Cash Flow) and Non-GAAP Operating Loss which are defined as follows. “Operating Cash Flow less CapEx (Free Cash Flow)” is defined as net cash used in operating activities minus purchase of property and equipment. “Non-GAAP Operating Loss” is defined as operating loss adjusted for stock-based compensation. We believe that the use of Operating Cash Flow less CapEx (Free Cash Flow) and Non-GAAP Operating Loss reflect additional means of evaluating Xos’ ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. It is important to note our computation of Operating Cash Flow less CapEx (Free Cash Flow) and Non-GAAP Operating Loss may not be comparable to other similarly titled measures computed by other companies, because not all companies may calculate Operating Cash Flow less CapEx (Free Cash Flow) and Non-GAAP Operating Loss the same fashion. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding our operating performance. A reconciliation between GAAP and non-GAAP financial information is provided in this presentation. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Xos and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Xos, or an endorsement or sponsorship by or Xos. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Xos will not assert, to the fullest extent under applicable law, their rights to these trademarks, service marks, trade names and copyrights. © Copyright Xos Inc. 2021. All rights reserved. 03

(1) U.S. Last-Mile MD & HD Truck Sales. Based on data provided by ACT Research Commercial Vehicle Sales Forecasts, and reflects Xos assumed average selling price applied to medium-duty and 20% of heavy-duty commercial truck sales assumed to be used for last mile applications. (2) Assumes facilities are operating at full production capacity and Xos is able to mitigate current supply chain constraints. VEHICLES SOFTWARE SERVICES Our mission is to decarbonize transportation with reliable electric trucks and the tools to adopt them. X- LEASE Xos ENERGY SERVICE & & Competitive financing plans Energy storage and charging infrastructure 750+ mobile service technicians in network VEHICLE CONTROLS FLEET INTELLIGENCE 5 YEARS Of operation. With trucks on the road since 2018, testing and improving our technology 2,000 UNITS2 Annual production capacity between two facilities $34B1 Addressable market, growing at a 35% CAGR TRACTION Powertrain/body controls, over-the-air software updates, and more Centralized control hub for fleets to manage their Xos vehicles CLASS 5/6 CLASS 8 CLASS 6/7 © Copyright Xos Inc. 2021. All rights reserved. 04

Investment Thesis Technology | Total Addressable Market | Team Proprietary Commercial EV Powertrain Technology ● Proprietary air-cooled, battery system designed for rigors of the commercial vehicle environment ● Improved modular battery architecture launched and in ramp-up Large Total Addressable Market ● Xos delivers product to a $100B global TAM ● U.S. commercial vehicle segment Xos serves is over $34B World-Class Leadership Team with Expertise in EV Manufacturing ● Management Team comprised of renowned R&D and engineering experts that were instrumental in leading EV and commercial truck OEMs. © Copyright Xos Inc. 2021. All rights reserved. 05

PLATFORM VEHICLE CLASSES X-PLATFORM CHASSIS VEHICLES MD X-PLATFORM Class 5-6 Adaptable chassis for on-highway, pickup and delivery. HD X-PLATFORM Class 7-8 Adaptable chassis for on-highway, vocational, and severe work condition. POWERTRAIN Various Powertrain solutions for both off-highway, industrial equipment and on-highway trucks. Focus on Modular EV Platforms Tailored for Last-Mile Market Common platform architecture drives significant engineering and manufacturing synergies. 06 © Copyright Xos Inc. 2021. All rights reserved.

Lyra Series Batteries Xos reveals a new series of batteries ● Newly launched Lyra 30 and Lyra 60 batteries ● 30kWh and 60kWh models ● 52% improvement in Gravimetric Density ● 45% improvement in Volumetric Density ● Provides more compact packaging and improved range ● Builds on air cooling modular technology platform ● Proprietary module and enclosure design The automated production line in development for Lyra 30 and Lyra 60 Lyra 60 (60kWh), the newest Xos Battery Pack © Copyright Xos Inc. 2021. All rights reserved. 07

TCO Advantage Driven by Core Proprietary Technologies Xos Battery System, X-Pack and Lyra 30 and Lyra 60 ● Proprietary “cut-to-length” battery architecture reduces acquisition cost by eliminating unnecessary battery capacity ● Forced air-cooling technology ensures maximum pack longevity and weight savings Xos Battery Management System ● Pack-level BMS allows each X-Pack to perform independently reducing vehicle downtime ● Proprietary technology manages battery health for 200,000+ miles of usable life X-Platform Modular Chassis Platform ● Universal chassis platform reduces engineering and testing expenses associated with releasing new trucks ● Designed specifically for commercial vehicles with key focus on weight and durability Xos Proprietary Software ● Xos Connect Software is integrated in every Xos vehicle with over-the-air update capabilities ● Xosphere Intelligence Platform provides comprehensive data and analysis and generates savings through reduced vehicle downtime and driver safety and behavior monitoring 08 © Copyright Xos Inc. 2021. All rights reserved.

3Q21 Updates Product | Growth | Validation ● Xos announces launch of new products and solutions ○ Lyra Series Batteries. Began production of proprietary Lyra Series battery system, improving vehicle range. ○ The Hub. Xos announces The Hub—a mobile, free-standing fleet charging station. ● Xos significantly expands staff, production capacity, and network. ○ Automated Battery Line. Battery production facilities at Xos HQ position Xos to meet 2022 production targets. ○ Team Growth. Increased full-time employee count by 42%. ● Xos continues to validate vehicles with rigorous testing and to affirm market approach with customer retention. ○ Repeat Customers. Xos secures repeat orders from key clients, including 120 new vehicle orders from Fedex ISPs and additional orders from Loomis and Wiggins Heavy Lift. ○ Durability Testing. Completed simulated 200K mile vehicle validation. Xos HQ Battery Facility Chassis Production at Flex1 in TN Lyra 60, Xos' new proprietary 60kWh Battery Pack Xos HQ automated battery cell The Hub, a stand-alone charging solution launched in Q3 as part of Xos Energy Solutions © Copyright Xos Inc. 2021. All rights reserved. 09

3Q21 Commercial Update Additional Orders and Traction from Key Customers ● FedEx Ground operators order 120 additional zero-emission electric trucks ● Leading Uniform Rental companies, including Unifirst, Cintas, and Morgan Services, purchase 13 vehicles with LOIs for up to 200 units ● Orders from leading beverage distribution companies including Anheuser Busch and Southern Glazer’s Wine and Spirits ● Additional total of 360 Vehicles under LOI for Q3 2021 Lyra 60 (60kWh), the newest Xos Battery Pack © Copyright Xos Inc. 2021. All rights reserved. 10

MANUFACTURING PARTNERS Manufacturing Partners STAFFING SUPPLY CHAIN MANUFACTURING ENGINEERING FACILITY AUTOMATION ENGINEERING QUALITY MANAGEMENT ● Leading global manufacturer of frame and chassis systems for commercial vehicles generating ~$2B in annual revenue ● Contract manufacturer of commercial vehicles in South America and flex assembler for Xos ● Facilities within US, Mexico, and South America ● Largest manufacturer of glider vehicles in the US market ● Produced over 5,000 trucks per year1 ● Partner to Xos’ first Flex Manufacturing facility (1) Prior to EPA emissions regulations beginning in January 2018. Flex1 | Byrdstown Flex 2 | Monterrey 11 © Copyright Xos Inc. 2021. All rights reserved.

Facility Focus X-Platform production with battery line addition to begin in 2022 Capacity Production capacity of 1,000 units per year Expansion Preparations underway for battery production in 2022 Ability to expand the vehicle assembly line to 5,000 units per year on multiple shifts Partnership Chassis assembled in partnership with Fitzgerald Manufacturing Partners Flex1 | Byrdstown, TN Update © Copyright Xos Inc. 2021. All rights reserved. 12

Flex 2 | Monterrey, MX Update © Copyright Xos Inc. 2021. All rights reserved. Facility Focus X-Platform production Capacity Production capacity of 1,000 units per year on a single shift Ability to expand the line to 5,000 units per year on multiple shifts Partnership Chassis assembled in partnership with Metalsa, a leading Tier-1 provider of frame rails and chassis systems in North America 13

Production Ramp Production delays due to transition to Lyra battery pack system Challenges overcome and regular production has resumed New Automation Automated cell inspection and clip cell was delayed due to chip shortage, but is now providing parts Flexible layout and equipment for future cell and module iterations HQ, Los Angeles, CA Update 14 © Copyright Xos Inc. 2021. All rights reserved.

Key Durability Milestone Stepvan completed 4,000 miles on the durability course, simulating 200,000 miles of on-road use Testing performed at a proving grounds in Indiana, and included loaded testing over harsh surfaces such as impact bumps and cobblestone Reinforces design and engineering of Xos’ purpose-built chassis and battery systems Stepvan Durability Update © Copyright Xos Inc. 2021. All rights reserved. 15

New Services Launch: XES Launched Xos Energy Solutions (XES) to provide fleets with charging infrastructure and related services XES serves as an extension of our Fleet-as-a-Service strategy Xos Hub Launched a mobile charging station capable of charging five medium-duty trucks at once The Hub helps fleets electrify immediately, bridging the gap between fully-installed charging stations and accessible charging infrastructure Production to ramp up in 2022 Xos Energy Solutions © Copyright Xos Inc. 2021. All rights reserved. 16

Third Quarter Financial Overview

US$ Thousands (Except share and per share data)	Q3 2021	Q3 2020	2021 YTD
Total Revenue	**$357**	**$1,125**	**$1,746**
Cost of goods sold	418	1,161	1,675
Gross Margin	**(61)**	**(36)**	**71**
Research & Development	3,237	727	6,867
General & administrative and Sales & Marketing[1]	10,760	2,263	20,280
Depreciation expense	248	66	628
Total Operating Expenses	**14,245**	**3,056**	**27,775**
Loss from Operations	**(14,306)**	**(3,092)**	**(27,704)**
Interest expense	(65)	(867)	(78)
△ fair value of derivatives	1,066	—	6,030
△ fair value of contingent earn-out shares liability	48,202	—	48,202
Other[2]	(1)	—	(14,488)
Net Income (Loss)	**$34,896**	**($3,959)**	**11,962**
Net income per share (basic)[3]	$0.31	($0.05)	$0.14
Net loss per share (diluted)[4,5]	($0.08)	($0.05)	($0.28)

Commentary

- Revenue impacted by new battery development and supply chain.
- Expense increases in G&A and R&D in line with production ramp and new product development expectations.
- Non cash income/loss from change in fair value of derivatives and earn-out liability.

(1) *General & administrative expense for Q3 2021 was $10.2 million, Sales & Marketing was $0.5 million.*

(2) *Includes Write off of equity subscription receivable, Realized loss on debt extinguishment and Miscellaneous.*

(3) *Weighted average shares outstanding, basic of 113.8 million and 72.3 million as of QTD 9/30/2021 and 9/31/2020, respectively.*

(4) *Weighted average shares outstanding, diluted of 148.8 million and 72.3 million as of QTD 9/30/2021 and 9/31/2020, respectively.*

(5) *Net Loss per share (diluted) excludes the effects of △ fair value of derivatives and △ fair value of contingent earn-out shares liability*

© Copyright Xos Inc. 2021. All rights reserved.

XOS

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(1) Accounts Receivable plus Inventories plus pre-paid Inventories less Accounts Payable. (2) Current portion of equipment loans payable of $151 Thousand plus Equipment loans payable, net of current portion of $876 Thousand. (3) See Non-GAAP reconciliation. Capital expenditures were $2.6 million in Q3 2021. Dec 2020 number is the Free Cash Flow (operating cash flow less capex) for FY2020. Third Quarter Financial Overview (cont) © Copyright Xos Inc. 2021. All rights reserved. Balance Sheet & Other Highlights (US$ Thousands except Headcount %) 18 3Q21 December 2020 Cash & Equivalents $207,388 $10,359 Working Capital1 14,274 1,115 PP&E 4,629 1,084 Interest-bearing Liabilities2 1,027 308 Free Cash Flow3 (operating cash flow less capex) (35,623) (12,745) Engineering & Manufacturing (Proportion of overall headcount) ~65% ● Business Combination with NextGen Acquisition; Cash & Equivalents position of $207.4m as of September 30, 2021. ● Capex light flex manufacturing approach reflected in PP&E. Commentary

(1) Excludes Stock Based Compensation. ● Increase in deliveries post resumption of Lyra battery production. 2021 Business Update © Copyright Xos Inc. 2021. All rights reserved. 4Q21 E FY 21E Unit Deliveries 15-25 units 27-37 units Revenues $1.7 million - $3.0 million $3.5 million - $4.7 million Non-GAAP Operating Loss1 $18 million - $22 million $45.6 million - $49.6 million 19 Commentary

APPENDIX Financial Reports & Non-GAAP Reconciliations

© Copyright Xos Inc. 2021. All rights reserved. 21 (in thousands) September 30, 2021 (Unaudited) December 31, 2020 Assets Cash and cash equivalents $ 207,388 $ 10,359 Accounts receivable, net 583 408 Inventories 20,834 1,867 Prepaid expenses and other current assets 17,840 56 Total current assets 246,645 12,690 Property and equipment, net 4,629 1,084 Other assets 505 — Total assets $ 251,779 $ 13,774 Liabilities and Stockholders’ Equity (Deficit) Accounts payable $ 12,468 $ 1,168 Current portion of equipment loans payable 151 142 Current portion of convertible notes payable — 18,360 Current portion of derivative liability — 6,394 Current portion of SAFE notes payable — 30 Legacy Xos Preferred Stock Warrant liability — 1,707 Other current liabilities 2,836 5,142 Total current liabilities 15,455 32,943 Equipment loans payable, net of current portion 876 166 Contingent earn-out shares liability 53,542 — Common stock warrant liability 19,963 — Total liabilities 89,836 33,109 Commitment and Contingencies Legacy Xos Preferred Stock – $0.0001 par value Series A – 27,041 shares authorized; 0 and 2,762 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively — 7,862 Stockholders’ Equity (Deficit) Common Stock $0.0001 par value, authorized 1,000,000 shares, 162,905 and 72,277 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively 16 7 Preferred Stock $0.0001 par value, authorized 10,000 shares, 0 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively — — Additional paid in capital 177,533 290 Accumulated deficit (15,606) (27,494) Total stockholders’ equity (deficit) 161,943 (27,197) Total liabilities, Legacy Xos Preferred Stock and stockholders’ equity (deficit) $ 251,779 $ 13,774 Xos, Inc. and Subsidiaries Condensed Consolidated Balance Sheets

© Copyright Xos Inc. 2021. All rights reserved. 22 Three Months Ended September 30 Nine Months Ended September 30 (in thousands, except per share data) 2021 2020 2021 2020 Revenues $ 357 $ 1,125 $ 1,746 $ 1,698 Cost of Goods Sold 418 1,161 1,675 1,639 Gross Margin (61) (36) 71 59 Operating Expenses Research and development 3,237 727 6,867 2,440 Sales and marketing 549 65 700 142 General and administrative 10,211 2,198 19,580 4,122 Depreciation expense 248 66 628 214 Total Operating Expenses 14,245 3,056 27,775 6,918 Loss from Operations (14,306) (3,092) (27,704) (6,859) Other Income (Expenses) Interest expense (65) (867) (78) (2,186) Change in fair value of derivatives 1,066 — 6,030 — Change in fair value of contingent earn-out shares liability 48,202 — 48,202 — Write off of subscription receivable — — (379) — Realized loss on debt extinguishment — — (14,104) — Miscellaneous (1) — (5) 4 Total Other Income (Expenses) 49,202 (867) 39,666 (2,182) Net Income (Loss) $ 34,896 $ (3,959) $ 11,962 $ (9,041) Net income (loss) per share Basic $ 0.31 $ (0.05) $ 0.14 $ (0.13) Diluted $ (0.08) $ (0.05) $ (0.28) $ (0.13) Weighted average shares outstanding Basic 113,797 72,277 86,192 72,145 Diluted 148,791 72,277 121,186 72,145 Xos, Inc. and Subsidiaries Unaudited Condensed Consolidated Statements of Operations (Unaudited)

© Copyright Xos Inc. 2021. All rights reserved. 23 Reconciliation: Operating Cash Flow less CapEx (Free Cash Flow) Three Months Ended September 30 Nine Months Ended September 30 (in thousands) 2021 2020 2021 2020 Net cash used in operating activities $ (32,982) $ (5,809) $ (53,135) $ (9,849) Purchases of property and equipment (2,641) (284) (3,343) (427) Free-Cash Flow $ (35,623) $ (6,093) $ (56,478) $ (10,276) Three Months Ended September 30 Nine Months Ended September 30 (in thousands) 2021 2020 2021 2020 Loss from operations $ (14,306) $ (3,092) $ (27,704) $ (6,859) Stock-based compensation 2 1 5 7 Non-GAAP Operating Loss $ (14,304) $ (3,091) $ (27,699) $ (6,852) Reconciliation: Non-GAAP Operating Loss

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